UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Key Dates
■	Week of Sept. 16, 2013 Proxy mailing to shareholders begins
■	Oct. 17, 2013 shareholder meeting
■	Nov. 4, 2013 Anticipated close date
Sept. 16, 2013

Important Information Regarding Invesco Disciplined Equity Fund
As part of the acquisition of Atlantic Trust by CIBC which was announced on April 11, 2013 (the “Atlantic Trust Transaction”), the Invesco Funds Board of Trustees has approved the reorganization of Invesco Disciplined Equity Fund (the “Fund”) into AT Disciplined Equity Fund, a newly created fund sponsored by Atlantic Trust through its registered investment adviser, Stein Roe Investment Counsel, Inc. and CIBC, pending shareholder approval. The new fund will be managed in a substantially similar manner as the current fund.
Proxy statements outlining the proposed reorganization will be mailed to shareholders of record beginning the week of Sept. 16, 2013. The record date for the proxy was Aug. 28, 2013.
For more information, see the Fund’s prospectus.

Fund/Class	CUSIP	Ticker
Invesco Disciplined Equity Fund
Class Y Shares	00141B881	AWEIX
Contact us
Should you have questions, please contact your financial advisor for more information. Financial professionals should contact Invesco at:

National Wirehouse	Independent Advisor	Institutional and Insurance Sales
800-998-4246	800-337-4246	800-410-4246

Broker Dealer 800-421-0807	Retirement Division 800-370-1519	Registered Investment Adviser 800-421-4023

Client Services 800-959-4246	Closed-End Funds 800-341-2929	Global Liquidity 800-659-1005, option 2

About risk
     For complete details about the risks associated with the Fund, see the prospectus and shareholder reports.
FOR US USE ONLY
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the Fund, investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.
     Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail products. Atlantic Trust Private Wealth Management includes Atlantic Trust Company (a limited-purpose national trust company), and Stein Roe Investment Counsel, Inc. (a registered investment adviser). Atlantic Trust and Invesco Distributors, Inc. are wholly owned, indirect subsidiaries of Invesco Ltd.
     Invesco is not affiliated with CIBC.
     Note: Not all products, materials or services available at all firms. Advisors, please contact your home office.

invesco.com/us IFDEQ-FLY-2-E 09/13	XXXX	Invesco Distributors, Inc.

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Proxy Voting Information
Proxy statements were mailed on or about September 16, 2013 to shareholders of record as of the close of business on August 28, 2013 for Invesco Disciplined Equity Fund. The purpose of the proxy statement is to approve an agreement and plan of reorganization, an interim investment advisory agreement, and an interim investment sub-advisory agreement. The proxy statement contains disclosure information about the proposals for which votes or voting instructions have been solicited. You can also access the Fund’s proxy statement, common questions regarding the Fund’s proposals, annual report, and semi-annual report by clicking on the fund name listed below.
Invesco Disciplined Equity Fund
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for Invesco Disciplined Equity Fund will be held on October 17, 2013 at 3:00 p.m. CT. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

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Invesco Proxy Information by Fund
Invesco Disciplined Equity Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com.
Additional fund materials:
•	Prospectus

•	Annual Report

•	Semi Annual Report
Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan

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QUESTIONS & ANSWERS FOR:
Invesco Disciplined Equity Fund (the “Target Fund”)
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 866-200-5124; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposals.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the Target Fund may not receive enough votes to go forward with the October 17, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Target Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com’s Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If the shareholder is a corporation, limited liability company, or partnership, please sign, include the full entity name, and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on
October 17, 2013 at 3:00 p.m. Central time.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between the Target Fund, a series of AIM Equity Funds (Invesco Equity Funds) (the “Target Trust”), and AT Disciplined Equity Fund (the “Acquiring Fund”), a newly created series of The Advisors’ Inner Circle Fund (the “Acquiring Trust”) and sponsored by Atlantic Trust Private Wealth Management through its registered investment adviser, Stein Roe Investment Counsel, Inc., and the Canadian Imperial Bank of Commerce (CIBC), providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

•	To approve an interim investment advisory agreement by and between Invesco Advisers, Inc. and the Target Trust, on behalf of the Target Fund, which is necessary for Invesco Advisers, Inc. to receive the advisory fees held in escrow for its services provided to the Target Fund during the period from the closing date of a transaction in which the Target Fund’s portfolio managers will cease to be portfolio managers of the Target Fund’s investment adviser (the “Transaction”) through the earlier of the closing of the Reorganization or 150 days from the effective date of the interim agreement.

•	To approve an interim investment sub-advisory agreement by and between Stein Roe Investment Counsel, Inc. and Invesco Advisers, Inc., which is necessary for Stein Roe Investment Counsel, Inc., the entity that will employ the Target Fund’s portfolio managers following the Transaction, to receive the sub-advisory fees held in escrow for its services provided to the Target Fund during the period from the closing date of the Transaction through the earlier of the closing date of the Reorganization or 150 days from the effective date of the interim agreement.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.
If you have questions regarding the Invesco Disciplined Equity Fund Shareholder Meeting Press 1.
If you plan to attend the Invesco Disciplined Equity Fund Shareholder Meeting Press 2.

OPTION 1	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Meeting of Shareholders for Invesco Disciplined Equity Fund which is currently scheduled for 3:00 p.m. Central Time on October 17, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

INVESCO PROXY WO# 24268 — TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 01-28-13
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.
Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
“Okay, you’ll be voting your shares for the upcoming proxy meeting.”
IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
“Okay, you’ll be voting your proxy for shares in the Invesco Funds”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”
THE VOTING OPTIONS ARE THEN OFFERED:
“You can vote in one of two ways...To vote as the Board Recommends on the Proposal, press 1; or To vote directly on the Proposal, press 2.”

OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
“Please note: Your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote all proposals in accordance with the recommendations of the Board.”
“If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound). “
IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
“Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” The system then prompts the voting options again.
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:
THE SHAREHOLDER HEARS:
“Okay, I’ll take you through the proposal”
THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
“PROPOSAL 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”